SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 12, 2007
Date of Report (Date of Earliest Event Reported)
Cronos Global Income Fund XVI, L.P..
(Exact name of registrant as specified in its charter)
California
(State or Other Jurisdiction of Incorporation)

0-27496	94-3230380

(Commission File Number)	(IRS Employer Identification No.)

One Front Street, Suite 925, San Francisco, California 94111 (Address of principal executive offices) (Zip Code)

(415) 677-8990 (Fund’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 8.01    Other Events.
     On November 12, 2007, Cronos Capital Corp., the General Partner (the “General Partner”) of the Registrant, Cronos Global Income Fund XVI, L.P., a California limited partnership (the “Partnership”), transmitted a letter to all of the limited partners of the Partnership (the “Letter”) in response to a mini-tender offer made to the limited partners by MacKenzie Patterson Fuller, LP (“MPF”). A copy of the Letter is attached hereto as Exhibit 99.1. By its Letter to the limited partners, dated October 31, 2007, MPF, on behalf of several affiliated funds, offered to purchase up to 30,000 outstanding units of limited partnership interests (“Units”) of the Partnership, representing 1.8% of the outstanding Units, for $5.00 per Unit, to be reduced by any cash distributions made by the Partnership to the limited partners after October 3, 2007 and the $25 transfer fee charged by the Partnership to register non-exempt transfers of Units. MPF’s tender offer is intended to be exempt from the filing and disclosure requirements of Regulation 14D.
     By the Letter the General Partner expresses no opinion on MPF’s tender offer, neither recommending acceptance nor rejection of the offer. Instead, the General Partner sets forth certain factors that should be taken into account by the limited partners when considering MPF’s tender offer.
Forward-Looking Statements
     This Current Report and its exhibit contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding the General Partner’s expectations as to the sale of the Partnership’s remaining container assets. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the risk that the Partnership’s existing container fleet will not sell at prices comparable to the prices at which containers are currently being sold in the secondary market for used containers and/or that the Partnership’s remaining container fleet will be sold over time such that the anticipated sales proceeds, discounted to present value, would not meet the General Partner’s expectations of the anticipated proceeds of sale from the Partnership’s remaining container fleet. More information about the Partnership and the risks related to the Partnership’s business are included in the Partnership’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2006, and in its 2007 quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission. The Partnership does not undertake to update its forward-looking statements.

Item 9.01    Exhibits
     (c)     Exhibits

Exhibit 99.1	Letter from Cronos Capital Corp. to all limited partners of the Partnership, dated November 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cronos Global Income Fund XVI, L.P. By Cronos Capital Corp., The General Partner
By:	/s/ Elinor A. Wexler
Elinor A. Wexler,
Vice President-Administration and Secretary

Date: November 13, 2007

EXHIBIT INDEX

Exhibit 99.1	Letter from Cronos Capital Corp. to all limited partners of the Partnership, dated November 12, 2007.